Equity Method Investments (Notes)	12 Months Ended
Dec. 31, 2013
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
Equity Method Investments
The company's primary equity method investment was Danone Chiquita Fruits SAS ("Danone JV"), which was formed in May 2010. In the third quarter of 2012, the board of directors of the Danone JV approved a change in strategy and the related discontinuation of a key product. As a result, the company determined that the decline in estimated fair value of its equity-method investment was other than temporary during 2012 and recorded a $32 million loss included in "Equity in (earnings) losses of investees" in the Consolidated Statements of Income to fully impair its equity-method investment and related assets and to record estimates of probable cash obligations to the Danone JV. As of December 31, 2012, the company had fully accrued its obligations to fund the Danone JV and discharged its remaining financial obligations to the equity method investment through total contributions of €14 million ($18 million) in 2013. The company made no contributions to the Danone JV during 2012 and contributed €3 million ($5 million) during 2011. In March 2013, the Danone JV sold its smoothie operations, and the Chiquita brand is now licensed to a third-party manufacturer of smoothies in Europe. In connection with the final contribution to the Danone JV in October 2013, the company exited the investment by selling all of its shares in the Danone JV to its joint venture partner, Danone. After the sale of the company's interest in the Danone JV, the remaining equity method investees are not significant. The company did not record any "Equity in (earnings) losses" from the Danone JV in 2013 because it had fully impaired its investment and accrued funding obligations in 2012.
The company's share of the earnings (losses) from all equity method investments was less than $1 million, $(33) million and $(6) million in 2013, 2012 and 2011, respectively, and its aggregate investment in remaining affiliates totaled $1 million at both December 31, 2013 and 2012. The company's undistributed earnings from its equity method investments at December 31, 2013, 2012 and 2011 were not significant.
Aggregated and summarized financial information for the company's equity method investments is presented below. Assets and liabilities at December 31, 2013 relate only to equity method investees that are not significant because the company's ownership in the Danone JV had been disposed prior to this date.

	Years ended December 31,
(In thousands)	2013	2012	2011
Revenue	$24,322	$33,713	$43,287
Gross profit	6,568	10,597	11,530
Net income (loss)	11,514	(39,014)	(12,824)
	December 31,
(In thousands)	2013	2012
Current assets	$4,636	$6,568
Total assets	12,940	29,254
Current liabilities	5,668	51,968
Total liabilities	7,166	53,490

There were no sales by the company to equity method investees and $14 million, $13 million and $14 million of purchases by the company from equity method investees for the years ended December 31, 2013, 2012 and 2011, respectively.